UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 22, 2010

Cognex Corporation
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts
(State or other Jurisdiction of Incorporation)

0-17869	04-2713778
(Commission File Number)	(I.R.S. Employer Identification No.)

One Vision Drive Natick, Massachusetts	01760-2059
(Address, including zip code, of principal executive offices)	(Zip Code)

(508) 650-3000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On April 22, 2010, Cognex Corporation issued a news release regarding its expected revenue range for the first quarter ended April 4, 2010.  The release is furnished as Exhibit 99.1 hereto.  The information in this Current Report on Form 8-K, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description

99.1	News release, dated April 22, 2010, by Cognex Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNEX CORPORATION

Dated:	April 23, 2010	By:	/s/ Richard A. Morin
			Name:	Richard A. Morin
			Title:	Executive Vice President of Finance and
Administration, and Chief Financial Officer